STERIS Corporation’s 2005 Analyst Day Exhibit 99.1

Except for historical information discussed, today’s presentation includes forward-
looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. Some of the factors which could cause actual results to materially differ from those anticipated by the forward-looking statements are set forth in the
Company’s latest SEC Filings on Forms 10-K and 10-Q and in its earnings release dated November 9, 2005. Further, these forward-looking statements speak only as of November 15, 2005. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.
Forward Looking Statements

Today’s Agenda
> STERIS Overview – Les Vinney
> Financial Overview – Laurie Brlas
> Healthcare – Chuck Immel
> Luncheon – Dr. Steve Gordon, Chairman, Infectious Diseases,
Cleveland Clinic Foundation
> Life Sciences – Gerry Reis
> Isomedix – Robert Moss
> Wrap-up and Questions – Les Vinney

4
Today’s Objectives
Our purpose in hosting this event is to provide you with:
> An increased understanding and knowledge of STERIS
> The opportunity to hear directly from the leadership of the Company
> An enhanced perspective on our industry and opportunities
> The ability to interact with our senior management team

Company Overview Presented by Les C. Vinney President and CEO

6
Reasons to Consider STERIS
> We are a market leader
> Strong underlying industry demand
> Stable company with strong financial position
– Solid cash generation
– Low debt levels
> Substantial opportunities for growth in new markets and
geographies
> Consistent revenue stream, with 58% recurring revenues
through the sale of consumables and service

7 Over Arching Vision To See The World Free From Infection And Contamination

8
Unique Product Offering
This balanced revenue stream
allows us:
– A stronger competitive position
– Protection from capital spending
cycles
– Higher margins from
consumables and service
– The ability to offer customers a
total solution
Balanced Revenue Stream
YTD Fiscal 2006
Capital
Equipment
42%
Services 35%
Consumables
23%

9
Healthcare (Hospitals and Surgical Centers)
> OR and Critical Care Equipment
> Sterile Processing Capital Equipment
> Consumables
> Equipment Maintenance and Process Consulting
Life Sciences (Pharma Production & Research, Defense)
> Pharmaceutical Production
> Research and Biohazard Containment Labs
> Defense and Aerospace
> Industrial Decontamination
STERIS Isomedix Services (Contract Sterilization)
> Single-use Medical Devices and Surgical Kits
> Personal Care Products
> Packaging, Labware
Where you will find STERIS
Three Reporting Segments
YTD Fiscal 2006 Revenues
Healthcare
68%
Isomedix 11%
Life Sciences
21%

Growth Drivers

11 Key Growth Drivers Market Growth Improve Execution Diversify Revenue Sustainable Profitable Growth

12
Industry Growth Drivers
> Healthcare:
– Organic growth of 3-5%
– Drivers = aging population, surgical procedure growth, hospital spending on construction, concerns over hospital acquired infections
> Life Sciences:
– Organic growth of 8-10%
– Drivers = aging population, drug consumption, ongoing investment in drug production (new and generic), increased FDA pressure on cleaning validation
> Isomedix:
– Organic growth of 5-7%
– Drivers = medical device consumption, sterilization outsourcing

13
> Increase recurring revenues
> Leverage our channel
> Introduce new technologies
> Adapt our technologies
> Expand internationally
Diversify revenue stream by product, service,
market and geography
Growth Strategy

14
Recent Progress
> Integration of recent acquisitions going well
– Browne product conversions in US
– C-Max table launched in US
– Cosmed contributing strongly
> New Product Pipeline Strengthening
> New Market Opportunities
– Ambulance decontamination first orders in
– Prototype testing with government agencies
– Joint ventures within food & beverage industry
> International Offices and JV in Asia

15 New Innovations Reliance® Endoscope Reprocessor HAMO LS2000 Endoclean

16
Tackling Emerging Threats - MRSA
> MRSA: an antibiotic-resistant
bacteria plaguing the UK.
> Reviews of death certificates which
mention MRSA
show a
15 fold
increase since 1992.
>
300,000 cases of hospital
acquired
infection ,
causing around
5,000 deaths and costing the NHS
as much as
£1 billion.
> Patient transport can spread this and
other deadly diseases without proper
decontamination.

17
Actions to Improve Execution
Performance Transformation Initiative Targeting
Improvements In:
> Business Processes
- Becoming a market-led organization
- Focusing on lean operations
> Management Processes
- Improving planning, talent and performance management
> Mindsets & Behaviors
- Embracing a singular culture “The STERIS Way”

18 Why own STERIS? > Market leader > Growing markets > Strong financial position > Substantial opportunities > Consistent revenue stream

STERIS Corporation’s 2005 Analyst Day

STERIS Corporation’s 2005 Analyst Day Laurie Brlas, Senior Vice President and CFO

2
Fiscal 2006 Second Quarter Recap
11.7% 9.5% Operating Margin……..
(11%) $0.27 $0.24 Diluted EPS……………
(13%) $18.9 $16.4 Net Income…………….
Change 2004 2005
(13%) $30.9 $27.0 Operating Profit………..
42.1% 40.9% Gross Margin…………..
4% 111.5 116.2 Gross Profit…………….
7% $264.8 $284.4 Total Net Revenues…..
Fiscal 2006 Quarter Ended September 30, 2005
(in millions, except EPS)

3 Second Quarter Revenue Mix Capital 43% Life Sciences 21% Isomedix 11% Healthcare 68% Service 35% Consumables 22% Fiscal 2006 Quarter Ended September 30, 2005

Second Quarter Segment Data
13% 4.4 5.0 Operating Profit………..
18.1% 15.5% Operating Margin
(1.3%) (1.2%) Operating Margin
15.2% 11.7% Operating Margin
Isomedix
Life Sciences
Change 2004 2005 Healthcare
32% $24.2 $32.0 Revenues………………
N/A (0.8) (0.7) Operating Profit………..
(5%) $61.4 $58.4 Revenues………………
(16%) 27.3 22.8 Operating Profit………..
8% $179.2 $194.0 Revenues………………
Fiscal 2006 Quarter Ended September 30, 2005 (in millions)

5
Cash Flow *
Fiscal 2006 Period Ended September 30, 2005 (in millions)
2Q06
$4.1 $28.6 Free Cash Flow…………..
15.0 14.6
Capital Spending…………….
$19.1 $43.2 Cash from Operations…..
2Q05 1H06 1H05
$84.3 $61.4
22.7 25.5
$61.6 $35.8
* Free cash flow is defined as operating cash flow less purchases of property, plant, equipment, and intangibles, net (capital expenditures).

Financial Overview

7 Total Company Revenue Growth 0 50 100 150 200 250 300 350 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 2003 2004 2005 2006 (in millions)

8 Healthcare Revenue Growth (in millions) 0 50 100 150 200 250 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 2004 2005 2006

9 Life Sciences Revenue Growth (in millions) 0 10 20 30 40 50 60 70 80 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 2004 2005 2006

10 Isomedix Revenue Growth (in millions) 0 5 10 15 20 25 30 35 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 2004 2005 2006

11 Gross and Operating Margins 0.0 10.0 20.0 30.0 40.0 50.0 2002 2003 2004 2005 2006 Operating Margin Gross Margin (percentage) Estimate

12 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 2002 2003 2004 2005 2006 Quarterly Diluted Earnings Per Share

Current Financial Position

14 Strong Financial Picture > Low level of debt > Strong free cash flow > Capacity to fund growth

15
Strong Cash from Operations
Cash From Operations and Capital Spending (in millions)
$102
$142
$133
$123
$151
$51
$66
$59
$68
$56
FY 2001 FY 2002 FY 2003 FY 2004 FY 2005
Cash from Operations Capital Spending

16 Capital Spending Healthcare 26% Life Sciences 8% Isomedix 35% R&D 5% IT 12% Other 14% Estimated Fiscal 2006 $60-65 million

17 Priorities for Cash > Fund growth through acquisitions > Share buybacks – 1.6 million shares repurchased in first half fiscal 2006 > Fund dividend payments

18
Acquisition Criteria
> Strong financial discipline and detailed integration
> Strategic fit
– Expand internationally
– Leverage healthcare channel
– Drive recurring revenues
– Improve technology offering
> Targeted accretion in year one
> Exceed ROI hurdle rate of 15%

19 Quarterly Long-Term Debt-to-Capital 0 10 20 30 40 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 FY 2002 FY 2003 FY 2004 FY 2005 percentage FY 2006

Outlook

21
Our Current Financial Outlook
Including acquisitions and divestitures:
> Revenue growth of 6-8%
> Earnings per share of $1.30 to $1.34 (6-9% growth)
> Free cash flow of $85-90 million  (before acquisitions)
> Capital spending approximately $60-$65 million
> Depreciation and amortization $55-60 million
Fiscal 2006 Outlook

STERIS Corporation’s 2005 Analyst Day Charles L. Immel, Healthcare

2
Business Definition
A leading provider of an integrated offering of equipment, consumables, and services to healthcare providers, enabling them to reduce cost and improve outcomes in the surgical and acute care environments.
Sterile
Processing
Surgical &
Critical Care
Service
Service
BUSINESS UNITS PRODUCT MIX
FY05
$764 Million
Recurring
Revenue
Surgical Tables
and Lights
Washers and
Sterilizers
Consumables

3 Surgical Environment

4 Sterile Processing Environment

Core Strengths
> Integrated offering of capital equipment, chemistries,
and services
> Service force of more than 1,000 professionals
> Strong brand and channel in North America
> Significant active installed base of equipment
> Base of platform sterilization and disinfection
technologies

Industry Overview

Healthcare by Product Type
STERIS
STERIS
STERIS
STERIS
$1.8B $1.4B $1.6B
$0.5B
$15 – 17B
Adjacent
Markets
Served
Markets
• Total served market size
greater than $5 billion
with low to mid single
digit growth rates
• Global markets with
regional differences in
medical practice and a
diverse set of
competitors; STERIS has
a strong competitive
position in North America
• Growth is tied to
replacement cycle,
capacity expansion,
technology innovation,
and procedure growth
3M
Ecolab
Regent Medical
Aesculap
Cardinal
Other
J&J
Getinge
Belimed
Sakura
Cantel
Other
Getinge
Hill Rom
Berchtold
Mizuho
Other
In-house
3rd Party
STERILE
PROCESSING
SURGICAL/
CRITICAL CARE
SERVICES
Growth rate 3 – 4% 3 – 4% 2%
Consumables
Capital & Integrated
Consumables

U.S. Surgical Procedures
$Billions
Millions

STERIS®

Base Market Growth
• “Boomers” continue to
increase demand for
acute care procedures
• U.S. Hospital capacity
gaps drive robust
construction spend,
particularly in surgical
and critical care
$0
$5
$10
$15
$20
$25
$30
0
5
10
15
20
25
30
35
40
45
50
Sources: F.W. Dodge, The Outlook for Healthcare Facilities (Q3 2005);
Medtech Insight Forecasted growth in Surgical Procedures
U.S. Healthcare
Construction Spending
3% CAGR
5% CAGR
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Strategy

Strategy
> Create capital equipment and recurring revenue
synergies
> Expand product portfolio and leverage the North
American sales and service channel
> Introduce new technologies
> Build international presence through selected
partnerships, acquisitions, and new technology
introductions

Sterile Processing Needs Assessment
> Instrument throughput, loss,
handling
> Chemistry management
and effectiveness
> Appropriate and consistent
use of sterility assurance
products
> Appropriate asset and labor
utilization
Surgical
Case
Scheduled
Organization
and Preparation
of Case Carts
Transport
of
Case Carts
Opening
of
Sterile Trays
Starting
Instrument
Counts
Handling/Passing
of Instruments
During Procedure
Use of Sterilizers or
Back-up Suppliers
During Procedure
Ending
Instrument
Counts
Operating
Room
Clean-up
Transport
of
Instruments to CS
Pre-Wash Washing Assembly Sterilization
Tray
Distribution/
Storage
Historical Focus
Future Opportunity for Impact
Hospital Sterile Processing
Challenges:

Recurring Revenue Growth
Opportunity for Improved Recurring Revenue Growth Is
Substantial on Current Installed Base of Sterile Processing Equipment
*  Cost/Cycle includes: Detergents, Indicators, Wraps/Trays & Service
$330 million $125 million
Annual
Consumable
Revenue
Opportunity
$10.00 $9.00
Average
Consumable
Cost/Cycle*
Steam
Sterilization
Washing
Systems

Recurring Revenue Growth
2001 2006
> Launch of Synergy washer with
validated chemistries, reducing cycle
time from 45 minutes to 25 minutes
> Acquisition and North America launch
of Browne chemical indicators
> Launch of concentrated form of liquid
cleaning chemistry
> Introduction of Steriltek consulting
services
Healthcare Recurring Revenue
7% CAGR

Revenue From New Products
2004 2005 2006
Key Product Introductions
> Synergy
®
Washer
> Amsco
®
Century
®
Steam Sterilizers
> Harmony
TM
LA Surgical Lights and
Equipment Management Systems
> Surgigraphic
TM
Surgical Table
> Amsco
®
Containers
> Verify
®
Chemical Indicators
> Hamo
®
Endoclean
> Reliance
®
EPS
> CMAX
TM
Surgical Table
> SterilTek Consulting Services
15% CAGR
Healthcare New Product Revenue

International Expansion Update
2001 2006
> Acquisition of Hamo Holding AG
> Acquisition of Albert Browne, Ltd.
chemical indicators
> Acquisition of FH Surgical SAS
> Joint venture with Shandong SHINVA
Medical Instrument Company Ltd.,
Chinese sterilizer manufacturer
> Added organizational infrastructure in
Europe, Asia, and Latin America
International Revenue
20% CAGR

Low Temperature Processing
> Enter higher growth
GI applications with
differentiated HLD
product offering
Hamo® Endoclean
Reliance® EPS
> Improve market
segmentation
> Maintain global
focus on surgical
applications
> Explore alternative
technologies
Sterilization High level disinfection Processing
Modality
$7 - $20 $1 - $7 Per Cycle Cost
Johnson & Johnson
3M
Ethylene Oxide suppliers
Other
Medivators
Olympus
Custom Ultrasonics
Other
Competition
2 – 4% 5 - 7% Growth
$500 Million $400 Million Market Size
Surgical Application GI Application

Expanded Offering in Surgical and Critical Care
> Revenue per room ranges
from $35 thousand to $120
thousand
> Develop appropriate price
point for each segment
> Capture larger portion of
operating room spend
> New Offerings
CMAX™
high-end surgical
tables
Lower tier surgical tables
Harmony™
“Lux Classic”
mid-tier lighting system
3,800 Rooms $215M
High End
800
General
1,100
Basic
1,900
$88M
41%
$63M
29%
$64M
30%
New U.S.
Operating
Rooms / Year
Equipment
Spend
Source: AHA Annual Survey, Dec 2004; U.S. Market for Video and High Tech Devices; Millenium 2005

Margin Improvement Actions
Unfavorable Factors
• Steel, chemicals,
fuel, wage, and
benefit increases
• Geographic mix
• Initial impact and
integration of
acquisitions
Improvement Initiatives
• Global strategic
sourcing investment
• Lean initiatives
• Manufacturing
network optimization
• Pricing actions and
other market
initiatives
Near-term margin
pressure will begin to
improve over the next 6
to 12 months

Summary
> Underlying market demand driven by surgical procedure growth, new construction to address provider capacity gaps, and
ongoing need to address nosocomial infections
> STERIS has core strengths in channel and technology platforms
> STERIS growth will be driven by expanding the offering
(product/geography), capitalizing on the value of capital and recurring revenue synergies, and new technology introductions

STERIS Corporation’s 2005 Analyst Day Gerry Reis, Life Sciences

2
Business Definition
A global provider of decontamination and sterilization
technologies, products and services used by research facilities, pharmaceutical companies, defense and industrial customers. Our offerings prevent contamination and the spread of infection and enhance the productivity of our customers’ critical operations.

3 Revenue Mix FY05 $251 Million Capital Equipment Consumables Services Pharma Production Research Defense and Industrial BUSINESS UNITS PRODUCT MIX

4
Pharmaceutical and Research Business
A Fundamentally Attractive Market
Size and Growth in Current Applications
Served Market Size
(current segments)
$ Millions
Growth Rate Percent
6-8%
10-12%
Research
Pharma

5
Industry Drivers
Observations:
• Pharmaceutical industry consolidation continues
• Generics and bio-pharmaceutical outpacing
pharmaceutical
• Increased regulatory scrutiny
• Usage of validated cleaning chemistries increasing
• Regulatory changes forcing innovation
• Increased demand for vaccines associated with avian flu,
bioterrorism, etc.

6
STERIS
STERIS
Getinge
Scientek
Girton
Fedegari
MECO
Mueller
Other
6-8%
North America
$106M (35%)
Europe
$111M (38%)
ROW
$79M (27%)
STERIS
Getinge
Fedegari
Christ
SBM/Bosch
Stilmas
Other
Getinge
Relimed
Sakura
SBM/Bosch
Xinhua
Zibo
Other
5% 15-20%
(‘05 – ‘10 CAGR)
Pharmaceutical Capital
Total $300M

7
STERIS
STERIS
5-7%
North America
$200M (39%)
Europe
$162M (31%)
ROW
$154M (30%)
STERIS
5% 5-12%
Getinge
Primus
Miele
Labconco
Other
Getinge
Tuttnauer
Tecniplast
Miele
Other
Getinge
Tecniplast
Miele
Xinhua
Other
Research Capital
(‘05 – ‘10 CAGR)
Total $520M

8
14% 12%
(‘05-'10 CAGR)
12%
Pharmaceutical Consumables
Total $450M
Consumables
North America
$200M (44%)
Europe
$180M (40%)
ROW
$70M (16%)
STERIS
STERIS
STERIS
STERIS
STERIS
7% 5%
('05-'10 CAGR)
7%
North America
$55M (49%)
Europe
$38M (34%)
ROW
$19M (17%)
Research Consumables
Total $112M
Commodity
Solvents
Other
Formulated
Veltek
Other SAP
Other
Commodity
Solvents
Other
Formulated
Shield
Ecolab
Other SAP
Other
Commodity
Solvents
Other
Pharmacal
Alconox
Other
Formulated
Other
Other
Formulated
Other
Commodity
Other
Formulated
Other
STERIS

9
Service – A Competitive Advantage
Observations:
• Our global network of service professionals represents a
competitive advantage
•
Higher margin
services and spare parts business is enabled
by our capital equipment business
• We are
integrating
our service and capital offering

10
Growth and Profitability Strategy
• New direction
• Improve economics
of capital business
• Grow recurring
revenues
Turn Around of P&R New Market
Opportunities
Decontamination
technologies and services
for:
• Ambulances
• Patient care rooms
and other facilities
• Military/defense
applications (aircraft,
sensitive electronics
and equipment, etc.)
• OEMs in new
segments (e.g. food
& beverage
+

11
A New Direction
New Direction
• Under Penetrated Segments: Research,
generics, bio-tech, cosmetics, high-level
containment laboratories
• Under Penetrated Regions: Eastern
Europe, Middle-East, China, Japan,
Singapore
Former Strategy
Depth in the
pharmaceutical
aseptic core
One-stop shop for
capital requirements:
• Sterilizers
• Water stills
• Isolators
• Washers
• Handling
systems etc…
Breadth: Leverage core technologies
(capital systems, services and formulated
chemistries) into under penetrated
market segments. Global partnerships
with the major pharmaceutical companies

12
Improve Economics of Capital Business
1. Redesign for lower cost
manufacturing
2. Outsource non-critical
components
3. Implement lean
manufacturing practices
4. Balance loading of factories
5. Develop manufacturing
capability in China
Finn Aqua
®
Pure
Steam Generator
Finn Aqua
®
GMP Sterilizer

13
Grow Recurring Revenues
> Launch Albert Browne sterility
assurance products
(Steraffirm™)
> Prioritize sales and marketing
around high-margin spare parts
> Enhance offering around
chemical storage and delivery
> Integrate service offering with
capital
Cage-Klenz
®
Cage Washing Detergents
CIP 100
®

14
New Market Opportunities
Life Sciences is working with defense agencies, first responders, and other industrial customers to explore the development and adaptation of its technologies for use in decontaminating:
– Airplanes
– Ambulances
– Buildings
– Food and Beverage Filling Lines

15
New Market Opportunities - Progress
• Partnerships with U.S Army’s Edgewood Chem-Bio Center
and other organizations within the U.S. Department of
Defense
• Development of the only known gaseous technology capable
of decontaminating both chemical and biological warfare
agents
• Multiple successful ambulance and room decontamination
trials completed (with initial sales outside North America)
• Joint Development Agreement with the world’s largest
packager of liquid food products

16
Summary
> Strong underlying growth driven by generics and bio-
pharmaceuticals, increased regulatory scrutiny, and aging of baby boomers
> New leadership team in place along with a stabilized and
competent sales and market team
> Well positioned to leverage our success in under penetrated segments and regions
> Turnaround plan in place to return Life Sciences segment to growth and profitability

STERIS Corporation’s 2005 Analyst Day Robert Moss, STERIS Isomedix Services

2
STERIS Isomedix Services is a leading provider of
sterilization, microbial
reduction ,
and
materials
modification
services to
medical supply, pharmaceutical,
consumer ,
and
industrial
customers.
STERIS Isomedix Services provides its customers safe,
effective processes in a timely and cost effective manner.
Through exemplary
customer
service ,
process
quality ,
a
focus on
efficient
turnaround ,
and the ability to
develop and
manage complicated
partnerships ,
we deliver customer
value.
STERIS Isomedix Services Definition

3 Revenue Mix Gamma Ethylene Oxide MARKETS SERVED SERVICE MIX FY06 EST Approx. $130 Million Healthcare Medical Consumer Healthcare Other

4
> Responsive to customer needs
> Capacity – monitor customer needs to meet demand
> Proximity – we serve all key geographies in North America with
21 facilities
> Flexibility – we offer all three key technologies, Gamma, EO and
E-beam
> Experience – we have been in the business for 32 years
> Newer “all-in-one” processing capability – Cosmed acquisition
Key Strengths

Whitby, ON
Minneapolis, MN
Northborough, MA
[redacted]
Libertyville II, IL
Libertyville I, IL
[redacted]
Chester, NY
Whippany, NJ
Morton Grove, IL
Sandy, UT
Groveport, OH
[redacted]
Ontario, CA
Temecula, CA
[redacted]
Spartanburg, SC
Nogales, AZ
[redacted]
El Paso, TX
Gamma Facilities
STERIS EO Facilities
Former Cosmed EO Facilities
E-beam Facilities
Vega Alta, PR

STERIS

5 San Diego, CA Waukegan, IL Grand Prairie, TX South Plainfield, NJ Coventry, RI Our Business – Geographic View

6
> Advantages
> Proven reliability
> Broad application
> Limitations
> Pharmaceuticals
> Plastics
> Industries / Products
> Medical Devices &
Supplies
> Food Packaging &
Spices
> Labware
Our Business – Gamma Irradiation

7 7

8 > Advantages > Gentle process > High volume > Limitations > Liquids > Industries / Products > Medical Supplies and Kits > Food spices Our Business – Ethylene Oxide Sterilization

9
> Sales representatives calling on key customers
> Process validation
> Service agreements
> Processing agreement – customer’s products come at will
> Commitments – a specific quantity is determined at a
specific price and schedule
> Slot of time – customer reserved specific time for a specific product for a guaranteed payment
> Customers
>
Major public medical device and supply companies
Sales Process

10
> Provide specific treatment customer requires
> Technical Consultation
> Educational Seminars
> Customers send their finished and fully packaged products to
Isomedix for sterilization treatment
> Receive and stage in an Isomedix warehouse
> Transfer for the sterilization processing into an irradiation cell /
EO chamber
> Full pallets / truckloads
> Smaller quantities
> Remove from the special containers / chamber
> Same configuration
> Documentation to stringent standard (customer and regulatory) for proof of sterilization
> Sterilized products are then shipped to the specified customer location (either to a distribution point or back to the customer)
What is the Isomedix Process?

11
> Demographics increasing medical device consumption worldwide
> Medical commodity manufacturing moving to lower cost labor
> In-house processing going contract / outsourcing
> No rapid technology change foreseen
> New applications developing
Industry Drivers

12
> $443+ Million In NA
> Includes in-house
operations and industrial
applications
> Medical manufacturer
consolidation in Europe and
US
> Migration to Asian contract
manufacturing
North America Europe Other
STERIS
0%
STERIS
STERIS
0%
$742+M Worldwide
$120M $179M $443+M
Industry Size
In-House
Sterigenics
Other
Sterigenics
Isotron
Other
Sterigenics
Isotron
Other

13
> Sterigenics – offers gamma, EO, E-beam and x-ray in 40
locations worldwide
> Isotron – gamma, EO, and E-beam in 16 locations in eight
countries (none in North America)
> In-house Captive – trend towards outsourcing as
technology/facilities age. Few investments being made
> Other – multiple companies with three or less sites
Industry Competition

ACCOUNTABILITY
FOCUS
CLARITY
Business Growth
Customer Focus
Safety
Leadership Excellence
Operational Excellence

STERIS®

14
>
Business Growth
> Grow revenue 8-10% AAGR
> Improve “same store”
operating income year over
year
>
Customer Focus
> Improve customer satisfaction
>
Operational Excellence
> Enhance performance
> Improve business process
> Control costs
>
Leadership Excellence
> Experienced leadership team
Growth Strategy – Key Strategic
Imperatives

Profit $
Research & Development
Product Intro
Growth
Maturity
Decline
0
3
6
9
12

STERIS®

15 Number of Years Business Model – Typical Product Life Cycle

Profit $
Construction & Commissioning
Plant Startup
Growth
Maturity
Sustain
0
3
6
9
12

STERIS®

16 Number of Years Business Model – Isomedix Services Facility Life Cycle

Profit $
Construction
R&D
Plant Start
Prod Intro
Growth
Maturity
Sustain
Decline
0
3
6
9
12

STERIS®

17 Number of Years Business Model – Isomedix Services Advantage

18
> STERIS Isomedix Services is well positioned to:
>
Take advantage of ongoing favorable market trends
> Capitalize on new applications for irradiation and Ethylene Oxide
> Expand into new geographies
> Address strategic environment
> Competition
> Political and regulatory
Summary

STERIS Corporation’s 2005 Analyst Day